Summary Prospectus May 1, 2021 Class I and P Shares Emerging Markets Debt Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/PacificSelectFund.html. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time, Monday through Friday)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time, Monday through Friday)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2021, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table below does not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.79%	0.79%
Service Fee	0.20%	0.00%
Other Expenses	0.10%	0.07%
Total Annual Fund Operating Expenses	1.09%	0.86%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver	1.07%	0.84%

[1]

The investment adviser has agreed to waive 0.02% of its management fee through April 30, 2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$109	$345	$599	$1,327
Class P	$86	$272	$475	$1,059

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2020, the portfolio turnover rate was 82% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser:

● Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

● Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards, swaps and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions.

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates many factors ranging from global factors like interest rate expectations, currency movements among the world’s three leading economic regions, and market sentiment and liquidity, to extensive review of individual countries and issuers and comparisons between countries. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies or governments that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Active Management Risk: The sub-adviser’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Borrowing Risk: The Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Derivatives Risk: The Fund’s use of forwards and futures contracts and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Leverage Risk: The Fund may invest in forwards and futures contracts and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk, including the credit risk of the counterparty. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. To further assist in performance comparison, the returns of an Emerging Markets Debt Composite Benchmark are presented, which is comprised of 50% J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified, 25% J.P. Morgan Emerging Local Markets Index Plus and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 14.02%; Q1 2020: (20.52%)

Average Annual Total Returns[1] (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted April 30, 2012)	1.75%	6.88%	3.31%
Class P (incepted April 30, 2012)	1.96%	7.09%	3.52%
J.P. Morgan EMBI Global Diversified (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	5.26%	7.08%	5.63%
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees expenses, or taxes) (based on Class I inception date)	3.86%	6.19%	3.13%

1 The sub-adviser has provided the composition of the composite benchmark and may from time to time change such composition based upon changes to underlying holdings of the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ashmore Investment Management Limited. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee	Since 2012 (Fund Inception)
Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)
Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)
Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service or distribution/service fee to PSD.